UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2015

KEARNY FINANCIAL CORP.

(Exact Name of Registrant as Specified in its Charter)

United States	000-51093	22-3803741
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

120 Passaic Avenue, Fairfield, New Jersey	07004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 244-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 5, 2015, Kearny Financial Corp. (the “Company”) held a special meeting of stockholders. The items voted upon at the special meeting and the votes for each proposal were as follows:

1.	The approval of a plan of conversion and reorganization, whereby Kearny MHC and Kearny Financial Corp., a federal corporation, will convert and reorganize from the mutual holding company structure to the stock holding company structure.

For	Against	Abstain	Broker Non-Votes
63,909,634	110,877	154,985	1,620,421

2.	The approval of the establishment and funding of the KearnyBank Foundation (the “Foundation”) with a contribution to the Foundation of 500,000 shares of common stock and $5.0 million in cash, for a total contribution of $10.0 million.

For	Against	Abstain	Broker Non-Votes
63,402,003	662,331	111,163	1,620,421

3.	The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the plan of conversion and reorganization and the establishment and funding of the Foundation.

For	Against	Abstain	Broker Non-Votes
64,968,148	641,806	185,964	—

4.	The approval of a provision in New Kearny’s articles of incorporation requiring a super-majority vote of stockholders to approve certain amendments to New Kearny’s articles of incorporation.

For	Against	Abstain	Broker Non-Votes
60,115,491	3,803,421	206,585	1,620,421

5.	The approval of a provision in New Kearny’s articles of incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to New Kearny’s bylaws.

For	Against	Abstain	Broker Non-Votes
60,072,235	3,858,618	244,643	1,620,421

6.	The approval of a provision in New Kearny’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of New Kearny’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
60,057,638	3,923,773	194,086	1,620,421

Item 8.01	Other Events

On May 6, 2015, the Company announced that the members of Kearny MHC and the Company’s stockholders each approved the Plan of Conversion and Reorganization pursuant to which Kearny MHC will convert to the stock holding company form of organization and Kearny Financial Corp., a Maryland corporation (“New Kearny”), the proposed stock holding company for Kearny Bank, will sell shares of its common stock. The Company also announced that the Company’s stockholders and Kearny MHC’s members each approved the establishment and funding of the KearnyBank Foundation with a contribution of 500,000 shares of New Kearny common stock and $5.0 million in cash.

A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEARNY FINANCIAL CORP.

DATE: May 7, 2015	By:	/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer